Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS SECOND QUARTER 2023 RESULTS

– Total Net Sales of $129.2 Million versus $147.9 million in Prior Year Second Quarter –
– Net Income of $1.2 Million versus ($26.7) Million in Prior Year Second Quarter, which included non-cash after-tax charges of $28 million –
– Adjusted EBITDA of $7.4 Million versus $4.8 Million in Prior Year Second Quarter –
– Board of Directors Approves Another $0.14 Per Share Quarterly Dividend –
– Provides Updated Full-Year Guidance –

ST. PETERSBURG, Fla., August 7, 2023 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its second quarter 2023 results.

Second Quarter Results

For the second quarter ended June 30, 2023, net sales decreased 12.7% to $129.2 million, compared to second quarter 2022 net sales of $147.9 million. Pretax income was $1.4 million compared to a pretax loss of ($29.0) million in the second quarter of 2022. Net income was $1.2 million or $0.08 per diluted share compared to a net loss of ($26.7) million, or ($1.70) per diluted share for the second quarter of 2022.

In the prior year second quarter of 2022, the Company recognized pre-tax, non-cash impairment charges related to goodwill of $24.5 million ($23.6 million net of tax, or $1.50 per diluted share) and tradenames of $5.6 million ($4.4 million net of tax, or $0.28 per diluted share). On an adjusted basis, which excludes impairment charges made in the prior year second quarter, this quarter’s net income of $1.2 million or $0.08 per diluted share compares to $1.3 million or $0.08 per diluted share in the second quarter of 2022. At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant items.

“During these uncertain economic times, we delivered on our commitment to drive positive free cash flow, reduce debt and improve our leverage position, all while strategically investing to capture market share in the quarters ahead,” said Michael Benstock, Chief Executive Officer. “As we indicated in May, we remain poised to generate even stronger results in the second half of the year, and the steps we’re taking now will clearly benefit our growth and profitability once macro conditions and economic visibility normalize. I’m pleased that our Board has again approved our quarterly dividend, reflecting our shared confidence in the compelling opportunities ahead to further penetrate all three of the large and growing end markets we serve, which will ultimately benefit our efforts to further enhance long-term shareholder value.”

Third Quarter 2023 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable September 8, 2023 to shareholders of record as of August 25, 2023.

2023 Full-Year Outlook

For full-year 2023, the Company is updating its Outlook to include a sales forecast of $550 million to $560 million compared to $579 million in 2022, and an earnings per share forecast of $0.45 to $0.55 compared to $0.62 of adjusted earnings per share in 2022.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through August 21, 2023. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 4869445 for replay access.

Disclosure Regarding Forward Looking Statements:

Certain matters discussed in this Form 10-Q are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” "anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this Quarterly Report on Form 10-Q may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations, (4) statements of expected industry and general economic trends and (5) the projected impact of the COVID-19 pandemic on our, our customers’, and our suppliers’ businesses.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; uncertainties related to supply disruptions, inflationary environment (including with respect to the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages) and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail, hotel, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of cotton and other manufacturing materials; attracting and retaining senior management and key personnel; the effect of the Company’s material weakness in internal control over financial reporting; the Company’s ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; lingering effects of the COVID-19 pandemic, including existing and possible future variants, on the United States and global markets, our business, operations, customers, suppliers and employees, including the length and scope of restrictions imposed by various governments and organizations and the continuing success of efforts to deliver effective vaccines and boosters, among other factors; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section herein and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@superiorgroupofcompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,
	2023	2022
Net sales	$129,162	$147,933

Costs and expenses:
Cost of goods sold	81,566	99,800
Selling and administrative expenses	43,382	45,969
Goodwill impairment charge	-	24,458
Intangible assets impairment charge	-	5,581
Other periodic pension costs	214	528
Interest expense	2,624	583
	127,786	176,919
Income (loss) before income tax expense	1,376	(28,986)
Income tax expense (benefit)	163	(2,311)
Net income (loss)	$1,213	$(26,675)

Net income (loss) per share:
Basic	$0.08	$(1.70)
Diluted	$0.08	$(1.70)

Weighted average shares outstanding during the period:
Basic	15,987,007	15,732,264
Diluted	16,124,816	15,732,264

Cash dividends per common share	$0.14	$0.14

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Six Months Ended June 30,
	2023	2022
Net sales	$259,935	$291,515

Costs and expenses:
Cost of goods sold	165,231	193,601
Selling and administrative expenses	86,761	88,183
Goodwill impairment charge	-	24,458
Intangible assets impairment charge	-	5,581
Other periodic pension costs	428	1,056
Interest expense	5,194	882
	257,614	313,761
Income (loss) before income tax expense	2,321	(22,246)
Income tax expense (benefit)	220	(801)
Net income (loss)	$2,101	$(21,445)

Net income (loss) per share:
Basic	$0.13	$(1.37)
Diluted	$0.13	$(1.37)

Weighted average shares outstanding during the period:
Basic	15,935,001	15,705,646
Diluted	16,121,573	15,705,646

Cash dividends per common share	$0.28	$0.26

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and par value data)

	June 30,	December 31,
	2023	2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,749	$17,722
Accounts receivable, less allowance for doubtful accounts of $4,803 and $7,622, respectively	96,732	104,813
Accounts receivable - other	294	3,326
Inventories	114,419	124,976
Contract assets	47,614	52,980
Prepaid expenses and other current assets	14,645	14,166
Total current assets	292,453	317,983
Property, plant and equipment, net	50,849	51,392
Operating lease right-of-use assets	14,775	9,113
Deferred tax asset	10,691	10,718
Intangible assets, net	53,148	55,753
Other assets	13,364	11,982
Total assets	$435,280	$456,941

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$47,879	$42,060
Other current liabilities	34,181	38,646
Current portion of long-term debt	3,750	3,750
Current portion of acquisition-related contingent liabilities	1,375	736
Total current liabilities	87,185	85,192
Long-term debt	122,479	151,567
Long-term pension liability	13,135	12,864
Long-term acquisition-related contingent liabilities	873	2,245
Long-term operating lease liabilities	9,678	3,936
Other long-term liabilities	8,691	8,538
Total liabilities	242,041	264,342
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 16,499,312 and 16,376,683 shares, respectively	16	16
Additional paid-in capital	75,078	72,615
Retained earnings	120,490	122,979
Accumulated other comprehensive loss, net of tax:
Pensions	(1,032)	(1,113)
Foreign currency translation adjustment	(1,313)	(1,898)
Total shareholders’ equity	193,239	192,599
Total liabilities and shareholders’ equity	$435,280	$456,941

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,101	$(21,445)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	6,816	6,103
Goodwill impairment charge	-	24,458
Intangible assets impairment charge	-	5,581
Inventory write-downs	144	4,795
Provision for bad debts - accounts receivable	(628)	1,282
Share-based compensation expense	2,420	2,454
Deferred income tax provision (benefit)	-	(2,018)
Change in fair value of acquisition-related contingent liabilities	(733)	626
Change in fair value of written put options	(145)	-
Changes in assets and liabilities, net of acquisition of businesses:
Accounts receivable	8,854	(3,025)
Accounts receivable - other	3,032	458
Contract assets	5,447	(8,176)
Inventories	10,555	(9,377)
Prepaid expenses and other current assets	(285)	(925)
Other assets	(1,468)	1,812
Accounts payable and other current liabilities	1,280	(7,325)
Payment of acquisition-related contingent liabilities	-	(3,346)
Long-term pension liability	379	1,116
Other long-term liabilities	326	(693)
Net cash provided by (used in) operating activities	38,095	(7,645)

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(3,643)	(7,039)
Acquisition of businesses	-	(11,202)
Net cash used in investing activities	(3,643)	(18,241)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings of debt	1,000	117,790
Repayment of debt	(29,875)	(85,299)
Debt issuance costs	(300)	-
Payment of cash dividends	(4,590)	(4,171)
Payment of acquisition-related contingent liabilities	-	(1,416)
Proceeds received on exercise of stock options	43	495
Tax withholdings on vesting of restricted shares and performance based shares	-	(232)
Net cash provided by (used in) financing activities	(33,722)	27,167

Effect of currency exchange rates on cash	297	89
Net increase in cash and cash equivalents	1,027	1,370
Cash and cash equivalents balance, beginning of period	17,722	8,935
Cash and cash equivalents balance, end of period	$18,749	$10,305

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands, except share and par value data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income (loss)	$1,213	$(26,675)	$2,101	$(21,445)
Interest expense	2,624	583	5,194	882
Income tax expense (benefit)	163	(2,311)	220	(801)
Depreciation and amortization	3,428	3,180	6,816	6,103
Goodwill impairment charge	-	24,458	-	24,458
Intangible assets impairment charge	-	5,581	-	5,581
Adjusted EBITDA(1)	$7,428	$4,816	$14,331	$14,778

Net income (loss)	$1,213	$(26,675)	$2,101	$(21,445)
Adjustment for items:
Goodwill impairment charge	-	24,458	-	24,458
Intangible assets impairment charge	-	5,581	-	5,581
Tax impact of adjustments(2)	-	(2,040)	-	(2,040)
Adjusted net income(3)	$1,213	$1,324	$2,101	$6,554

Diluted net income (loss) per share	$0.08	$(1.70)	$0.13	$(1.37)
Adjustment for items, after-tax, per diluted share	-	1.78	-	1.77
Diluted adjusted net income per share(3)	$0.08	$0.08	$0.13	$0.40

Weighted average shares outstanding during the period:
Diluted, as reported	16,124,816	15,732,264	16,121,573	15,705,646
Diluted, as adjusted(4)	16,124,816	16,223,433	16,121,573	16,194,351

(1) Adjusted EBITDA, which is a non-GAAP financial measure, is defined as net income (loss) excluding interest expense, income tax expense, depreciation and amortization expense, impairment charges and the other items described in the following sentence. The Company believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences, (iii) asset base (depreciation and amortization), (iv) the non-cash charges from asset impairments and (v) gains or losses on the sale of property, plant and equipment. The Company uses Adjusted EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used Adjusted EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted EBITDA are significant components in understanding and assessing the Company’s results of operations. The presentation of the Company’s Adjusted EBITDA may change from time to time, including as a result of changed business conditions, new accounting pronouncements or otherwise. If the presentation changes, the Company undertakes to disclose any change between periods and the reasons underlying that change. The Company’s Adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate Adjusted EBITDA in the same manner.

(2) The tax impact of adjustments includes the tax effect of each separate adjustment based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible, and the tax effect of items that relate to tax specific financial transactions.

(3) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income (loss) and net income (loss) per share, excluding the impacts of impairment charges. Management believes adjusted net income and diluted adjusted net income per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment charges that are not reflective of our core business.

(4) Diluted weighted average shares outstanding used to calculate diluted adjusted net income per share includes shares of common stock of 491,169 and 488,705 for the three and six months ended June 30, 2022, respectively. These shares were excluded from diluted weighted average shares outstanding used to calculate diluted net income (loss) per share, as the Company recognized a net loss their inclusion would have been antidilutive.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES BY SEGMENT
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Three Months Ended June 30, 2023:
Net income					$1,213
Income tax expense					163
Income (loss) before income tax expense	$5,278	$953	$2,590	$(7,445)	$1,376
Interest expense	-	-	-	2,624	2,624
Depreciation and amortization	1,710	976	662	80	3,428
Adjusted EBITDA(1)	$6,988	$1,929	$3,252	$(4,741)	$7,428

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Three Months Ended June 30, 2022:
Net loss					$(26,675)
Income tax benefit					(2,311)
Income (loss) before income tax expense	$(4,698)	$(22,774)	$4,372	$(5,886)	$(28,986)
Interest expense	63	34	-	486	583
Depreciation and amortization	1,589	988	549	54	3,180
Goodwill impairment charge	4,135	20,323	-	-	24,458
Intangible assets impairment charge	5,581	-	-	-	5,581
Adjusted EBITDA(1)	$6,670	$(1,429)	$4,921	$(5,346)	$4,816

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Six Months Ended June 30, 2023:
Net income					$2,101
Income tax expense					220
Income (loss) before income tax expense	$11,124	$1,551	$4,715	$(15,069)	$2,321
Interest expense	-	-	-	5,194	5,194
Depreciation and amortization	3,374	1,950	1,330	162	6,816
Adjusted EBITDA(1)	$14,498	$3,501	$6,045	$(9,713)	$14,331

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Six Months Ended June 30, 2022:
Net loss					$(21,445)
Income tax benefit					(801)
Income (loss) before income tax expense	$1,905	$(20,864)	$8,681	$(11,968)	$(22,246)
Interest expense	118	52	-	712	882
Depreciation and amortization	2,972	1,969	1,044	118	6,103
Goodwill impairment charge	4,135	20,323	-	-	24,458
Intangible assets impairment charge	5,581	-	-	-	5,581
Adjusted EBITDA(1)	$14,711	$1,480	$9,725	$(11,138)	$14,778

(1) Adjusted EBITDA, which is a non-GAAP financial measure, is defined above.